UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Anika Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Anika Files Preliminary Proxy Statement

BEDFORD, Mass., March 27, 2023 – Anika Therapeutics, Inc. (NASDAQ: ANIK) (“Anika” or the “Company”), a global joint preservation company in early intervention orthopedics, today announced that it has filed its preliminary proxy materials with the Securities and Exchange Commission (“SEC”) in connection with its upcoming 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting date has not yet been scheduled and shareholders do not need to take any action at this time.

In its preliminary proxy statement, the Anika Board of Directors recommends that shareholders vote for the re-election of its two nominees — John Henneman, III and Susan Vogt — at the Annual Meeting. Mr. Henneman and Ms. Vogt joined the Board as part of the Company’s active Board refreshment process, through which five new independent directors have been appointed since 2018, three of whom were appointed in the last three years. With the re-election of Mr. Henneman and Ms. Vogt, Anika’s purpose-built Board will comprise seven highly qualified individuals, all of whom bring expertise in areas relevant to the Company’s business, including orthopedics, medical devices and pharmaceuticals expertise, R&D, innovation and commercial experience and manufacturing and financial oversight.

The Company commented: “We have fundamentally repositioned Anika to be a global leader in joint preservation with a focus on early intervention orthopedics. We are proud to have funded this transformation with strong cash flows from Anika’s osteoarthritis, or OA, pain management business and we have invested with purpose into the largest and highest opportunity areas of the joint preservation market. Through this work, we have successfully expanded Anika’s market opportunity from $1 billion to more than $8 billion today. With a broad and differentiated product portfolio, benefitting from 30 years of experience developing hyaluronic acid-based regenerative solutions, an exciting pipeline and an experienced leadership team, Anika is at an important inflection point with growth set to accelerate in 2023 and beyond.”

The Company also disclosed that a shareholder, Caligan Partners LP (“Caligan”), has submitted two candidates for election to the Board of Directors. Over the last eight months, members of Anika’s Board and management team have engaged extensively with Caligan. Caligan has made clear its view that the Company should exit the Joint Preservation and Restoration business and return capital to shareholders while also launching a strategic review process to sell the entire Company. The Anika Board believes that electing either of Caligan’s candidates would jeopardize the value of its shareholders’ investment in the Company.

The Anika Board of Directors will maintain its unwavering commitment to acting in the best interests of all of the Company’s shareholders.

Anika’s preliminary proxy materials can be found on the SEC’s website at www.sec.gov as well as on the Company’s website at https://ir.anika.com/. The Company’s definitive proxy materials will be mailed to all shareholders eligible to vote at the 2023 Annual Meeting. Shareholders may receive materials, in the mail or otherwise, from Caligan. The Anika Board recommends that shareholders discard any proxy materials from Caligan and vote using the WHITE proxy card they will receive as part of the definitive proxy materials that will be delivered by the Company.

About Anika

Anika Therapeutics, Inc. (NASDAQ: ANIK), is a global joint preservation company that creates and delivers meaningful advancements in early intervention orthopedic care. Leveraging our core expertise in hyaluronic acid and implant solutions, we partner with clinicians to provide minimally invasive products that restore active living for people around the world. Our focus is on high opportunity spaces within orthopedics, including Osteoarthritis Pain Management, Regenerative Solutions, Sports Medicine and Arthrosurface Joint Solutions, and our products are efficiently delivered in key sites of care, including ambulatory surgery centers. Anika’s global operations are headquartered outside of Boston, Massachusetts. For more information about Anika, please visit www.anika.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements set forth in this press release include statements regarding the company’s expectations concerning management’s plans, objectives and strategies, the company’s ability to generate long-term value for its shareholders, the company’s financial performance, the company’s investments in, expectations and plans for new product launches, the company’s upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), and uncertainties regarding future actions that may be taken by Caligan Partners LP in connection with the company’s 2023 Annual Meeting. In addition, statements containing words such as “guidance,” “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” and “estimate” or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. These forward-looking statements involve risks and uncertainties regarding the company’s future financial performance; could cause actual results or developments to differ materially from those indicated due to a number of factors affecting Anika’s operations, markets, products and services; and are based on current expectations, estimates and projections about the company’s industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Potential risks and uncertainties that could affect the company’s operating and financial results are described in Anika’s annual report on Form 10-K for the fiscal year ending December 31, 2022 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 16, 2023, as such risks and uncertainties may be updated from time to time in Anika’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These risks and uncertainties include, among others: the company’s ability to successfully commence and/or complete clinical trials of its products on a timely basis or at all; the company’s ability to obtain pre-clinical or clinical data to support domestic and international pre-market approval applications, 510(k) applications, or new drug applications, or to timely file and receive FDA or other regulatory approvals or clearances of its products; that such approvals will not be obtained in a timely manner or without the need for additional clinical trials, other testing or regulatory submissions, as applicable; the company’s research and product development efforts and their relative success, including whether we have any meaningful sales of any new products resulting from such efforts; the cost effectiveness and efficiency of the company’s clinical studies, manufacturing operations, and production planning; the strength of the economies in which the company operates or will be operating, as well as the political stability of any of those geographic areas; future determinations by the company to allocate resources to products and in directions not presently contemplated; the company’s ability to successfully commercialize its products, in the U.S. and abroad; the company’s ability to provide an adequate and timely supply of its products to its customers; the company’s ability to achieve its growth targets; and any future actions that may be taken by activist stockholders. The company does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.

Important Stockholder Information

Anika plans to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement and accompanying WHITE proxy cards in connection with the company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The proxy statement will contain important information about the company, the 2023 Annual Meeting and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders in connection with the matters to be considered at the company’s 2023 Annual Meeting. Information concerning the company’s directors and executive officers will be included in the proxy statement when filed. The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the company with the Securities and Exchange Commission, may be obtained by investors and stockholders free of charge on the Securities and Exchange Commission’s web site at www.sec.gov. Copies will also be available free of charge on the company’s website at www.anika.com.

For Investor Inquiries:

Anika Therapeutics, Inc.

Mark Namaroff, 781-457-9287

Vice President, Investor Relations, ESG and Corporate Communications

investorrelations@anika.com

For Media Inquiries:

Jamie Moser / Tanner Kaufman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449